                              SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                   The Rydex Advisor Variable Annuity Account
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                     same
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

     1)  Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

     5)  Total fee paid:


         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:


         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------

     3)  Filing Party:


         -----------------------------------------------------------------------

     4)  Date Filed:


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

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                          OF
                       GREAT AMERICAN RESERVE INSURANCE COMPANY

               --------------------------------------------------
                      IMPORTANT CONTRACT OWNER INFORMATION
               --------------------------------------------------

               THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO THE RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR VOTE WILL BE CAST IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF MANAGERS.

               WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THERE WILL BE NO NEED TO CONDUCT ADDITIONAL MAILINGS.

               PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT
               TO VOTE.  THANK YOU.

               --------------------------------------------------

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                          OF
                       GREAT AMERICAN RESERVE INSURANCE COMPANY

                           11815 NORTH PENNSYLVANIA STREET
                                CARMEL, INDIANA 46032

Dear Contract Owner:

     A Special Meeting of Contract Owners participating in the Nova Subaccount, Ursa Subaccount, OTC Subaccount, Precious Metals Subaccount, U.S. Government Bond Subaccount, Juno Subaccount, and Money Market Subaccount (each a "Subaccount" and, together, the "Subaccounts") of the Rydex Advisor Variable Annuity Account (the "Separate Account") of Great American Reserve Insurance Company ("Great American Reserve") has been scheduled for Monday, October 26, 1998. If you are a Contract Owner of record as of the close of business on Friday, August 28, 1998, you are entitled to vote at the meeting and for any adjournment of the meeting.

     The attached Proxy Statement is designed to give you information relating to the following proposals upon which you will be asked to vote:

1. To approve or disapprove an Agreement and Plan of Restructuring among Great American Reserve, the Separate Account and Rydex Variable Trust providing for the transfer of the assets of each Subaccount into a corresponding portfolio (each, a "Fund") of Rydex Variable Trust (the "Trust") in exchange for shares of each Fund which will be transferred into its corresponding Subaccount.

2. To approve or disapprove the elimination of a fundamental investment policy that restricts the ability of the Nova Subaccount, Ursa Subaccount, OTC Subaccount, U.S. Government Bond Subaccount, and Juno Subaccount to invest in a small number of issuers.

3.   To transact such other business as may properly come before the meeting.

     We encourage you to review each of these items thoroughly. While you are, of course, welcome to join us at the meeting, most Contract Owners will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, your vote is important to us. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of votes will be received.

     Your vote is important to us. Please do not hesitate to call 1-888-667-4936 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Subaccounts.

                                        Sincerely,




                                        ----------------------------------------
                                        Albert P. Viragh, Jr., Chairman

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                          OF
                       GREAT AMERICAN RESERVE INSURANCE COMPANY

                           11815 NORTH PENNSYLVANIA STREET
                                CARMEL, INDIANA 46032

                     Notice of Special Meeting of Contract Owners
                                   October 26, 1998

     Notice is hereby given that a Special Meeting of Contract Owners (the "Meeting") that participate in the Nova Subaccount, Ursa Subaccount, OTC Subaccount, Precious Metals Subaccount, U.S. Government Bond Subaccount, Juno Subaccount, and Money Market Subaccount (each a "Subaccount" and, together, the "Subaccounts") of Rydex Advisor Variable Annuity Account (the "Separate Account") of Great American Reserve Insurance Company ("Great American Reserve"), will be held at the offices of PADCO Financial Services, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland, 20852 on Monday, October 26, 1998 at 9:00 a.m. Eastern Time. At the Meeting, you will be asked to consider and act upon the following:

1. To approve or disapprove an Agreement and Plan of Restructuring among Great American Reserve, the Separate Account and Rydex Variable Trust providing for the transfer of the assets of each Subaccount into a corresponding portfolio (each, a "Fund") of Rydex Variable Trust (the "Trust") in exchange for shares of each Fund which will be transferred into its corresponding Subaccount.

2. To approve or disapprove the elimination of a fundamental investment policy that restricts the ability of the Nova Subaccount, Ursa Subaccount, OTC Subaccount, U.S. Government Bond Subaccount, and Juno Subaccount to invest in a small number of issuers.

3.   To transact such other business as may properly come before the meeting.

     The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

     Contract Owners of record at the close of business on Wednesday, September 30, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.



                              BY ORDER OF THE BOARD OF MANAGERS

                              ROBERT M. STEELE, SECRETARY
October 2, 1998

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                          OF
                       GREAT AMERICAN RESERVE INSURANCE COMPANY

                           11815 NORTH PENNSYLVANIA STREET
                                CARMEL, INDIANA 46032

                                   PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Rydex Advisor Variable Annuity Account (the "Separate Account") of Great American Reserve Insurance Company ("Great American Reserve") for use at a Special Meeting of Contract Owners to be held on Monday, October 26, 1998 at 9:00 a.m. Eastern Time at the offices of PADCO Financial Services, Inc. ("PFS"), 6116 Executive Boulevard, Suite 400, Rockville, MD 20852, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting").

     The primary purpose of the meeting is to ask contract owners that participate in any of the subaccounts of the Separate Account ("Contract Owners") to approve an Agreement and Plan of Restructuring relating to the restructuring of the Separate Account into a unit investment trust and transferring the assets of the Separate Account into a newly formed investment company in exchange for shares of that investment company. Contract Owners are also being asked to approve eliminating a fundamental investment policy of the Nova, Ursa, OTC, U.S. Government Bond and Juno Subaccounts that restricts the ability of each subaccount to invest in a limited number of issuers.

     Contract Owners participating in the Nova Subaccount, Ursa Subaccount, OTC Subaccount, Precious Metals Subaccount, U.S. Government Bond Subaccount, Juno Subaccount, and/or Money Market Subaccount (each a "Subaccount" and, together, the "Subaccounts") of the Separate Account at the close of business on Friday, August 28, 1998, are entitled to vote on Proposal 1 at the Meeting. In addition, Contract Owners participating in the Nova Subaccount, Ursa Subaccount, OTC Subaccount, U.S. Government Bond Subaccount and Juno Subaccount (collectively, the "Diversified Subaccounts") of the Separate Account at the close of business on Friday, August 28, 1998, are also entitled to vote on Proposal 2 at the Meeting.

PROPOSAL                                   CONTRACT OWNERS ENTITLED TO VOTE
--------------------------------------------------------------------------------
Proposal 1: APPROVE THE PROPOSED           All Contract Owners
AGREEMENT AND PLAN OF RESTRUCTURING
AMONG GREAT AMERICAN RESERVE, THE
SEPARATE ACCOUNT AND RYDEX VARIABLE
TRUST.
--------------------------------------------------------------------------------
Proposal 2: APPROVE THE ELIMINATION OF     Contract Owners participating in the
A FUNDAMENTAL INVESTMENT POLICY            Nova , Ursa , OTC, U.S. Government
APPLICABLE TO THE NOVA SUBACCOUNT, URSA    Bond and Juno Subaccounts
SUBACCOUNT, OTC SUBACCOUNT, U.S.
GOVERNMENT BOND SUBACCOUNT, AND JUNO
SUBACCOUNT.
--------------------------------------------------------------------------------


     Contract Owners may cast a number of votes and fractions of votes equal to the number of dollars and fractions of dollars credited to each Contract Owner as of August 28, 1998 (the "Record Date"). As of the Record Date, the value (in dollars) credited to Contracts outstanding, with respect to each of the Subaccounts, is set forth below:


SUBACCOUNTS                                            DOLLARS
-----------                                            -------
Nova Subaccount
Ursa Subaccount
OTC Subaccount
Precious Metals Subaccount
U.S. Government Bond Subaccount
Juno Subaccount
Money Market Subaccount

     In addition to the solicitation of proxies by mail, the Board of Managers of the Separate Account and/or their designees, and officers and employees of PFS and PADCO Advisors II, Inc. ("PADCO"), may solicit proxies in person or by telephone. Employees of PFS and PADCO will not be compensated by the Separate Account for their solicitation activities. The cost of the solicitation will be borne by PADCO. The proxy card(s) and this Proxy Statement are being mailed to Contract Owners on or about Tuesday, October 6, 1998.

     The votes of Contract Owners represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Separate Account, c/o PADCO Financial Services, Inc., 6116 Executive Boulevard, Suite 400, Rockville, MD 20852, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

INTRODUCTION

     The Meeting is being called in order to permit Contract Owners participating in the Subaccounts of the Separate Account, to consider and vote on two proposals (the "Proposals"). First, all Contract Owners will be asked to approve a proposed Agreement and Plan of Restructuring (the "Agreement") among Great American Reserve, the Separate Account and Rydex Variable Trust (the "Trust"). If the Agreement is approved by the Contract Owners, the assets and liabilities of each Subaccount (other than liabilities relating to insurance obligations) will be transferred, free and clear of all liens and encumbrances, to one of seven corresponding "shell" series of the Trust, the Nova Fund, Ursa Fund, OTC Fund, Precious Metals Fund, U.S. Government Bond Fund, Juno Fund, and U.S. Government Money Market Fund (each a "Fund" and, together, the "Funds"), in exchange for shares of such Fund equivalent in value to the value of the assets received, less the liabilities assumed (the "Restructuring"). The Board of Managers of the Separate Account is recommending that Contract Owners participating in the Subaccounts approve the Agreement. The Board of Managers anticipates that, if approved by Contract Owners, the Restructuring will occur on about November 2, 1998.

     The Board of Managers is also recommending that Contract Owners participating in the Diversified Subaccounts approve the elimination of a fundamental investment policy that restricts these Subaccounts' ability to invest in a limited number of issuers. The purpose of the proposal is to permit a Diversified Subaccount to invest assets in the securities of a smaller number of issuers. The Board of Managers believe that this additional investment flexibility would help each Diversified Subaccounts meet its investment objective. Nonetheless, to the extent that a Diversified Subaccount would invest a significant portion of its assets in a limited number of issuers, that Subaccount would be more susceptible to a single adverse economic event.

DESCRIPTION OF GREAT AMERICAN RESERVE AND THE SEPARATE ACCOUNT

     Great American Reserve, originally organized in 1937, is principally engaged in the life insurance business in 49 states and the District of Columbia. Great American Reserve is a stock company organized under the laws of the State of Texas and a wholly-owned subsidiary of Conseco, Inc. ("Conseco"). The operations of Great American Reserve are handled by Conseco. Conseco is a publicly-owned financial services holding company, the principal operations of which are the development, marketing and administration of specialized annuity and life insurance products. Conseco is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

     The Separate Account was organized as a segregated asset account of Great American Reserve under the insurance code of the State of Texas on April 15, 1996, and is divided into Subaccounts for separate investment portfolios. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of "separate account" set forth in the 1940 Act. Registration of the Separate Account under the 1940 Act does not involve any supervision by the SEC of the investment practices or policies of any of the Subaccounts of the Separate Account. While the assets held in the Separate Account are Great American Reserve's property, they are not chargeable with liabilities arising out of any other business that Great American Reserve may conduct. Obligations of the Separate Account, however, are obligations of Great American Reserve. Income, gains, or losses, whether or not realized, from assets allocated to the Separate Account, in accordance with the Contracts, are credited to or charged against the Separate Account without regard to other income, gains, or losses of Great American Reserve or any other Separate Account. Great American Reserve does not guarantee the investment performance of the Separate Account. The Separate Account is divided into seven separate Subaccounts (the "Subaccounts"), which are modeled after seven existing funds (the "Rydex Funds") of Rydex Series Trust (the "Trust"), an investment company managed by an affiliate of PADCO.

-    Each Subaccount has its own distinct investment objective:

- The Nova Subaccount seeks to provide investment returns that correspond to the performance of a benchmark for common stock securities;

- The Ursa Subaccount seeks to provide investment results that will inversely correlate to the performance of a benchmark for common stock securities;

- The OTC Subaccount seeks to provide investment results that correspond to the performance of a benchmark for over-the-counter securities;

- The Precious Metals Subaccount seeks to provide investment results that correspond to the performance of a benchmark primarily for metals-related securities;

- The U.S. Government Bond Subaccount seeks to provide investment results that correspond to the performance of a benchmark for U.S. Government securities;

- The Juno Subaccount seeks to provide investment results that inversely correlate to the performance of a benchmark for U.S. Government securities; and

- The Money Market Subaccount seeks to provide current income consistent with stability of capital and liquidity.

     The Board of Managers of the Separate Account is responsible for the general supervision of the investments and assets held in the Subaccounts. Contract Owners are entitled to vote for the election and removal of members of the Board of Managers and to vote on certain other matters affecting the Separate Account as mandated by the 1940 Act, including the proposal to approve the Restructuring described in this Proxy Statement.

DESCRIPTION OF THE TRUST AND THE FUNDS

     The Trust was organized under Delaware law as a business trust pursuant to an Agreement and Declaration of Trust dated June 11, 1998. The Trust is registered as an open-end management investment company under the 1940 Act and has authorized capital consisting of an unlimited number of units of beneficial interest, each with no par value. The Nova Fund, Ursa Fund, OTC Fund, Precious Metals Fund, U.S. Government Bond Fund, Juno Fund, and U.S. Government Money Market Fund are each duly organized and validly existing series of the Trust. Each of these Funds, will have the same investment objective and policies as its respective subaccount. The Nova, Ursa, OTC, U.S. Government Bond, and Juno Funds will be "non-diversified," within the meaning of the 1940 Act, if Proposal 2 is approved for each respective subaccount. If proposal 2 is not approved for any subaccount, its respective Fund will be classified as "diversified," within the meaning of the 1940 Act. The Trust will commence operations on the effective date of the Restructuring.

     The Board of Trustees of the Trust is responsible for the general supervision of the Trust's business. Shareholders are entitled to vote for the election and removal of the members of the Board of Trustees and to vote on certain other matters as mandated by the 1940 Act. Following the Restructuring, when matters are submitted by the Trust to a vote of shareholders, Great American Reserve will provide Contract Owners with the opportunity to instruct Great American Reserve as to how to vote the shares of the Trust held in Subaccounts of the Separate Account. The numbers of shares of a Fund held in a Subaccount with respect to which a Contract Owner will be entitled to give voting instructions, will be determined by dividing the number of dollars and fractions of dollars credited to the Contract and allocated to the Subaccount by the net asset value of a share of the Fund held in the Subaccount. Fund shares which may not be attributable to Contracts or for which no timely instructions are received by Great American Reserve will be voted in the same proportions as shares that are voted pursuant to voting instructions.

     PADCO currently serves as the investment adviser to each Subaccount. Following the Restructuring, PADCO will serve as investment adviser to each Fund of the Trust. The investment advisory agreement between PADCO and the Trust is in all material respects identical to the advisory agreement that exists between PADCO and the Separate Account, on behalf of the Subaccounts. Both investment advisory agreements provide for the same fees, duties, and standards of care.

DESCRIPTION OF PADCO ADVISORS II, INC.

     PADCO Advisors II, Inc. ("PADCO" or the "Advisor") is a professional investment management firm founded in 1994 by Albert P. Viragh, Jr., the Chairman of the Board and President of PADCO. As of October 1, 1998, the Advisor and its affiliates had discretionary management authority with respect to approximately $_____ billion of assets. The principal business address of the Advisor is 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO serves as investment adviser to each Subaccount pursuant to an investment advisory agreement between

PADCO and the Separate Account, dated November 1, 1996 (the "Advisory Agreement"). Subject to the general supervision and control of the Separate Account's Board of Managers, and in conformity with the stated investment objectives, policies, and restrictions of the Separate Account, PADCO manages the investment and reinvestment of the assets of each of the Subaccounts and determines the composition of assets of each Subaccount, including the purchase, retention, and disposition of securities and other investments.

     The portfolio manager of the Ursa Subaccount and OTC Subaccount is Michael
P. Byrum, who is the Advisor's senior portfolio manager. Prior to joining the Advisor as a portfolio manager in July 1993, Mr. Byrum worked as an investor representative with Money Management Associates.

     The portfolio manager of the Nova Subaccount and the Juno Subaccount is Thomas Michael, who joined the Advisor as a portfolio manager in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts.

     The portfolio manager of the Precious Metals Subaccount is T. Daniel Gillespie, who joined the Advisor as a portfolio manager in January 1997. From July 1994 to January 1997, Mr. Gillespie was a portfolio manager for GIT Investment Funds, a registered investment company in Arlington, Virginia, where Mr. Gillespie managed over $160 million in equity, bond, and money market mutual fund assets. From 1991 to 1994, Mr. Gillespie worked as a portfolio manager to The Rushmore Funds, Inc., a registered investment company in Bethesda, Maryland, where Mr. Gillespie managed over $900 million in mutual fund assets.

     The portfolio manager of the U.S. Government Bond Subaccount and Money Market Subaccount is Anne H. Ruff, who joined the Advisor as a portfolio manager in August 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio manager for United Services Life Insurance Company in Arlington, Virginia, where Ms. Ruff managed $2.5 billion in fixed-income portfolios.

     PADCO and PADCO Service Company, Inc. (the "Servicer") voluntarily agreed to waive their respective fees and to bear any Subaccount expenses which would cause the ratios of expenses (including insurance charges of 1.40% of average daily net assets) to average net assets for the Subaccounts to exceed certain expense limits. During the period from October 24, 1997 to October 24, 1999, fees waived or expenses paid or assumed by PADCO and the Servicer under these voluntary agreements are subject to reimbursements whenever a Subaccount expense ratio (including insurance charges) is below its expense limit. No reimbursement of previously waived fees will be made by a Subaccount after October 24, 1999.

PROPOSAL 1:

     APPROVE THE PROPOSED AGREEMENT AND PLAN OF RESTRUCTURING AMONG GREAT AMERICAN RESERVE, THE SEPARATE ACCOUNT AND RYDEX VARIABLE TRUST.

SUMMARY OF THE RESTRUCTURING

     To effectuate the Restructuring of the Separate Account, in addition to this proxy solicitation, the following steps have or will be taken: (i) a registration statement was filed to register the Trust as an open-end management investment company and to register shares of the Trust to be issued after the Restructuring; and (ii) an amendment to the current registration statement of the Separate Account was filed to change the classification of the Separate Account from a management investment company to a unit investment trust.

     Immediately before the Restructuring, the investments of the Separate Account will be direct investments in stocks, bonds and other securities held in seven portfolios of securities. Immediately after the Restructuring, the investments of the Separate Account will be investments in shares of the Trust that invests directly in the same seven portfolios of securities.

REASONS FOR THE RESTRUCTURING

     PADCO has served as investment adviser to each of the Subaccounts since its inception. Each Subaccount is a separate subaccount of the Separate Account, a segregated asset account of Great American Reserve under the insurance code of the State of Texas. In the interests of obtaining increased flexibility respecting investment management and operational issues, PADCO determined to propose to the Board of Managers of the Separate Account and to Contract Owners participating in the Separate Account, the transfer of the assets of each of the Subaccounts of the Separate Account to series (I.E., the Funds) of the newly-organized Trust, in exchange for shares of the Funds. It is believed that the transfer of investment operations from the Separate Account to a separate investment company will enable the Separate Account and the Contract Owners to benefit from economies of scale. Shares of the Trust may in the future be made available to Great American Reserve to fund other variable insurance products. Further, shares of the Trust may in the future be made available to other insurance companies not affiliated with Great American Reserve, to fund their variable insurance products. Economies are expected to be achieved through asset growth made possible by the proposed new structure. Asset growth and the economies inherent in larger asset bases should substantially assist PADCO in its efforts to achieve the Trust's investment objectives for Contract Owners participating in the Separate Account.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE SUBACCOUNTS AND THE FUNDS

SUBACCOUNT AND FUND SIMILARITIES. Great American Reserve and the Board of Managers of the Separate Account believe that the Restructuring will have no material impact on the rights or economic interests of the Contract Owners. Under state law, the Separate Account continues as the same legal entity before and after the Restructuring. The number and value of accumulation units will not change. No new securities will be issued from the Separate Account in connection with the Restructuring. There will be no change in the variable annuity contracts or in the rights of the Contract Owners under those contracts. The Restructuring will not change the value of Contract Owners' interests in the Separate Account. Expenses borne by Contract Owners under their contracts, either directly or indirectly will be the same as prior to the Restructuring. Contract Owners will still have an interest in a diverse group of stock, bond or money market investments, as the case may be, and will be permitted to allocate future purchase payments and accumulation values among Subaccounts to the same extent as they can now. As stated above, the same investment adviser that currently manages the Subaccounts will manage the Funds. The same advisory personnel will formulate and implement all investment decisions for the Funds. Except for the entity being advised and the date, the advisory agreement for the Trust is in all material respects the same as the current advisory agreement for the Subaccounts. The custodian, transfer agent, independent public accountant, legal counsel and fiscal year will remain unchanged. The members of the Board of Trustees of the Trust will be the same as the members of the Board of Managers of the Separate Account. Finally, Contract Owners will not recognize gain or loss for federal income tax purposes as a result of the Restructuring.

MONEY MARKET SUBACCOUNT. The Money Market Subaccount currently has a variable accumulation unit value and will continue to have a variable accumulation unit value following the Restructuring. The accumulation unit is variable because of the nature of variable annuity contracts and insurance company separate accounts. The Money Market Subaccount receives dollars but does not make payments to Contract Owners until a future date. Therefore, the accumulation unit value necessarily varies from day to day because the Money Market Subaccount earns income and makes deductions for insurance charges, but does not declare dividends on a daily basis. Following the Restructuring, the Money Market Subaccount will hold shares of the U.S. Government Money Market Fund. As is customary with money market funds, the net asset value of a share of the Fund will be maintained at one dollar by the Fund declaring dividends on a daily basis. The dividends will be received by the Money Market Subaccount in the form of additional shares of the Fund. After the Restructuring, the Money Market Subaccount will have the same variable accumulation unit value because it will receive income in the form of Fund shares and will continue to make the same deductions for insurance charges.

SUBACCOUNT AND FUND DIFFERENCES.   There will, of course, be some changes as a
result of the Restructuring. Generally, the changes involve the manner in which the Separate Account invests in each of the seven investment portfolios and the classification of the Separate Account as an investment company under the 1940
Act.   First, the investments of the Separate Account (as distinguished from the
Contract Owners) will change from direct investments in seven investment portfolios to indirect investments in the same portfolios of securities. Contract Owners will continue to have the same participation, in the same proportion, in the same securities after the Restructuring. Second, the 1940 Act classification of the Separate Account as a management investment company will change to a unit investment trust ("UIT"). Third, while the 1940 Act subclassification of the Nova, Ursa, OTC, U.S. Government Bond and Juno Subaccounts is "diversified," upon approval by Contract Owners participating in the Diversified Subaccounts of Proposal 2, these Subaccounts' and, as a result, their respective Funds will be "non-diversified" consistent with the Subaccounts' and the respective Funds' objectives of tracking benchmarks. Finally, the variable annuity contracts funded by the Separate Account will no longer be distributed by the same entity. The Board of Managers does not believe that these changes will have any material adverse impact on Contract Owners, the Subaccounts or the Funds.

TWO-TIERED STRUCTURE.    With the change in classification to a UIT, the
Separate Account will no longer have a Board of Managers. This is not a significant change since, as stated above, the Trust will have a Board of Trustees with the same members as the Board of Managers of the Separate Account. With respect to Contract Owner voting rights, Contract Owners currently have the right to vote directly on various matters in accordance with the 1940 Act, including the election and dismissal of members of the Board of Managers and approval of advisory agreements. After the Restructuring, the 1940 Act requires that Contract Owners be entitled to instruct Great American Reserve as to the voting of shares of the Trust on the same matters, in accordance with the 1940 Act. This ensures that Contract Owners will have the same voting rights as they previously had prior to the Restructuring or would have as direct shareholders of the Trust.

DISTRIBUTION OF CONTRACTS. PADCO Financial Services, Inc. ("PFS"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is presently the principal underwriter of the Contracts. PFS is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act"), and a member of the National Association of Securities Dealers, Inc. ("NASD"). Following the Restructuring, Conseco Equity Sales, Inc. ("CES"), 11825 N. Pennsylvania Street, Carmel, Indiana 46032, an affiliate of Great American Reserve, will be the principal underwriter of the Contracts. CES is a broker-dealer registered under the 1934 Act, and a member of the NASD. Sales of the Contracts are made by authorized broker-dealers and their registered representatives, including registered representatives of PFS and, following the Restructuring, of CES. These registered representatives are also Great American Reserves's licensed insurance agents. This change in the distribution of the Contracts will have no material impact on Contract Owners.

     DESPITE THE DIFFERENCES DISCUSSED ABOVE, THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS WILL NOT BE MATERIALLY DIFFERENT THAN THOSE PADCO HAS EMPLOYED FOR THE SUBACCOUNTS.

COMPARISON OF THE FEES AND EXPENSES OF THE SEPARATE ACCOUNT, SUBACCOUNTS AND THE FUNDS

     Presently, the Separate Account bears all fees and expenses. Following the Restructuring, insurance charges paid to Great American Reserve, in the form of Mortality and Expense Risk Charges and Administration Fees, will continue to be borne by the Separate Account. Advisory Fees and other expenses related to managing a portfolio of securities will be subsequently borne by each respective Fund. Total fees and expenses, however, will remain unchanged. The same voluntary fee waiver and reimbursement agreements currently in place for the Subaccounts, with respect to expenses other than insurance charges, will continue for the Funds.

     THE FOLLOWING TABLE SETS FORTH THE COMPARATIVE EXPENSE INFORMATION WITH RESPECT TO INSURANCE CHARGES FOR THE SEPARATE ACCOUNT AS A MANAGED INVESTMENT COMPANY AND AS A UNIT INVESTMENT TRUST:

--------------------------------------------------------------------------------
                             Separate Account as a      Separate Account as a
                             Managed Investment         Unit Investment Trust
                             Company
--------------------------------------------------------------------------------
 Mortality and Expense       1.25%                      1.25%
 Risk Charge
--------------------------------------------------------------------------------
 Administration Fee          0.15%                      0.15%
--------------------------------------------------------------------------------
 Total Insurance Charges     1.40%+                     1.40%
--------------------------------------------------------------------------------

+ Total Insurance Charges does not include those expenses related to managing a portfolio of securities, including investment advisory fees, administration fees and other operating expenses.

     THE FOLLOWING TABLES SET FORTH COMPARATIVE FEE AND EXPENSE INFORMATION FOR THE SUBACCOUNTS (EXCLUSIVE OF INSURANCE CHARGES) AND FOR THE FUNDS:

--------------------------------------------------------------------------------
                             Nova Subaccount           Nova Fund
--------------------------------------------------------------------------------
 Advisory Fees               0.75%                     0.75%
--------------------------------------------------------------------------------
 Administration Fees         0.25%                     0.25%
--------------------------------------------------------------------------------
 Other Expenses              1.20%                     1.20%
--------------------------------------------------------------------------------
 Total Operating Expenses    2.20%*                    2.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Ursa Subaccount           Ursa Fund
--------------------------------------------------------------------------------
 Advisory Fees               0.90%                     0.90%
--------------------------------------------------------------------------------
 Administration Fees         0.25%                     0.25%
--------------------------------------------------------------------------------
 Other Expenses              1.15%                     1.15%
--------------------------------------------------------------------------------
 Total Operating Expenses    2.30%*                    2.30%
--------------------------------------------------------------------------------

* Total Operating Expenses of the Subaccounts do not include the insurance-related fees of Great American Reserve (the mortality and expense risk charge of 1.25% and the administrative fee of 0.15% of average daily net assets of the Subaccount).

--------------------------------------------------------------------------------
                             OTC Subaccount             OTC Fund
--------------------------------------------------------------------------------
 Advisory Fees               0.75%                      0.75%
--------------------------------------------------------------------------------
 Administration Fees         0.20%                      0.20%
--------------------------------------------------------------------------------
 Other Expenses              1.25%                      1.25%
--------------------------------------------------------------------------------
 Total Operating Expenses    2.20%*                     2.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Precious Metals            Precious Metals Fund
                             Subaccount
--------------------------------------------------------------------------------
 Advisory Fees               0.75%                      0.75%
--------------------------------------------------------------------------------
 Administration Fees         0.20%                      0.20%
--------------------------------------------------------------------------------
 Other Expenses              1.25%                      1.25%
--------------------------------------------------------------------------------
 Total Operating Expenses    2.20%*                     2.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             U.S. Government Bond       U.S. Government Bond
                             Subaccount                 Fund
--------------------------------------------------------------------------------
 Advisory Fees               0.50%                      0.50%
--------------------------------------------------------------------------------
 Administration Fees         0.20%                      0.20%
--------------------------------------------------------------------------------
 Other Expenses              1.10%                      1.10%
--------------------------------------------------------------------------------
 Total Operating Expenses    1.80%*                     1.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Juno Subaccount            Juno Fund
--------------------------------------------------------------------------------
 Advisory Fees               0.90%                      0.90%
--------------------------------------------------------------------------------
 Administration Fees         0.25%                      0.25%
--------------------------------------------------------------------------------
 Other Expenses              1.15%                      1.15%
--------------------------------------------------------------------------------
 Total Operating Expenses    2.30%*                     2.30%
--------------------------------------------------------------------------------

* Total Operating Expenses of the Subaccounts do not include the insurance-related fees of Great American Reserve (the mortality and expense risk charge of 1.25% and the administrative fee of 0.15% of average daily net assets of the Subaccount).

--------------------------------------------------------------------------------
                             Money Market Subaccount    U.S. Government Money
                                                        Market Fund
--------------------------------------------------------------------------------
 Advisory Fees               0.50%                      0.50%
--------------------------------------------------------------------------------
 Administration Fees         0.20%                      0.20%
--------------------------------------------------------------------------------
 Other Expenses              0.90%                      0.90%
--------------------------------------------------------------------------------
 Total Operating Expenses    1.60%*                     1.60%
--------------------------------------------------------------------------------

* Total Operating Expenses of the Subaccounts do not include the insurance-related fees of Great American Reserve (the mortality and expense risk charge of 1.25% and the administrative fee of 0.15% of average daily net assets of the Subaccount).

SUMMARY OF MATERIAL FEATURES OF THE AGREEMENT AND PLAN OF RESTRUCTURING

     The Agreement provides for the transfer of the assets and liabilities (other than liabilities related to insurance obligations) of each Subaccount to its respective Fund in exchange for shares of that Fund equal in value to the value of the assets, less the liabilities, transferred. The Agreement provides that the Trust, on behalf of the Funds, will receive an opinion of counsel from Great American Reserve, on behalf of the Separate Account and the Subaccounts, in form and substance satisfactory to counsel for the Trust, to the effect that:
(i) Great American Reserve is a corporation duly organized and validly existing under the laws of the State of Texas; (ii) the Separate Account, is duly organized and validly existing under the insurance code of the State of Texas;
(iii) the Separate Account is an insurance separate account registered under the 1940 Act; (iv) the Agreement and execution thereof has been duly authorized and approved by all requisite action of Great American Reserve and the Board of Managers of the Separate Account, and the Agreement has been duly executed and delivered by Great American Reserve and the Separate Account on behalf of the Subaccounts and is a valid and binding obligation of Great American Reserve, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
(v) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for Great American Reserve and the Separate Account to enter into the Agreement on behalf of the Subaccounts or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Subaccounts; and (vi) upon consummation of the Agreement, the Trust, on behalf of the Funds, will have acquired all of the Subaccounts' assets and liabilities (other than liabilities related to insurance obligations) listed in the Statement of Assets and Liabilities, free and clear of all liens, encumbrances or adverse claims.

     The Agreement also provides that Great American Reserve, on behalf of the Separate Account and the Subaccounts, will receive an opinion of counsel from the Trust, in form and substance satisfactory to counsel for Great American Reserve, to the effect that: (i) the Trust is duly organized under the laws of the State of Delaware and each of the series of beneficial interests in each of the Funds is validly existing; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement and execution thereof has been duly authorized and approved by all requisite corporate action of the Trust, and the Agreement has been duly executed and delivered by the Trust and is a valid and binding obligation of the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
(iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the Trust to enter into the Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Funds; and (v) the Shares of the Fund to be issued in the Restructuring have been duly authorized and upon issuance thereof in accordance with the Agreement will be validly issued, fully paid and nonassessable.

     At the time of the closing, Great American Reserve, the Separate Account and the Trust will have received an opinion of counsel substantially to the effect that for federal income tax purposes the Restructuring will not result in the recognition of any gain or loss by Great American Reserve, the Subaccounts, the Funds or the Contract Owners.

     A copy of the Form of Agreement and Plan of Restructuring is on file with the Securities and Exchange Commission.

CONSIDERATIONS OF THE BOARD OF MANAGERS OF THE SEPARATE ACCOUNT

     At a Meeting held on June 16, 1998, the Board of Managers of the Separate Account reviewed the Agreement and determined that the Restructuring is in the best interests of the Contract Owners, and that the interests of the Contract Owners will not be diluted as a result of the Restructuring.

     In making this determination, the Board of Managers carefully reviewed the terms and provisions of the Agreement, the substantial similarity of the objectives, policies and restrictions of the Subaccounts and the corresponding Funds, the tax consequences of the Restructuring to Great American Reserve, the Separate Account, the Subaccounts and the Contract Owners, and the estimated expense ratios of the Funds and the Subaccounts. In addition, the Board of Managers considered the performance of the Subaccounts since their inception, the nature and quality of the services expected to be rendered to the Funds by PADCO, as well as the services provided by PADCO to the Separate Account, the fact that the compensation payable to PADCO and the total operating expenses are estimated to be the same for the Funds as for the Subaccounts, the history, reputation, financial conditions, qualification and background of PADCO and its affiliates, and its personnel, and the benefits expected to be realized by the Contract Owners of the Subaccounts as a result of the Restructuring.

     After careful review and consideration, the Board of Managers recommend that the Contract Owners approve the Agreement and the Restructuring transaction. If Proposal 1 is not approved by Contract Owners, the Restructuring will not occur and the Subaccounts will continue to operate in the same manner as prior to the proposed Restructuring, until such time that the Board of Managers may consider calling a meeting of Contract Owners to reconsider the Proposal.

THE BOARD OF MANAGERS RECOMMENDS THAT:

     THE CONTRACT OWNERS PARTICIPATING IN THE SEPARATE ACCOUNT VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF RESTRUCTURING.

PROPOSAL 2

     APPROVE THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO THE NOVA SUBACCOUNT, URSA SUBACCOUNT, OTC SUBACCOUNT, U.S. GOVERNMENT BOND SUBACCOUNT, AND JUNO SUBACCOUNT (COLLECTIVELY, THE "DIVERSIFIED SUBACCOUNTS").

     Diversified Subaccount Contract Owners will be asked to approve the elimination of the following fundamental investment policy applicable to the Diversified Subaccounts:

     A Diversified Subaccount shall not:

     Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Subaccount's total assets to be invested in the securities of any one issuer (excluding U.S. Government Securities) or cause more than 10% of the voting securities of the issuer to be held by the Subaccount, except that up to 25% of the value of each Subaccount's total assets may be invested without regard to these restrictions.

REASONS FOR THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY

     The Diversified Subaccounts are presently classified as "diversified" for purposes of the 1940 Act. Following the approval by Contract Owners participating in the Diversified Subaccounts to eliminate the fundamental investment policy that restricts these Subaccounts' ability to invest in a limited number of issuers, the Subaccounts will be classified as "non-diversified." Similarly, if both Proposal 1 and this Proposal 2 are approved by Contract Owners, after the Restructuring the Nova, Ursa, OTC, U.S. Government Bond and Juno Funds will be classified as non-diversified. The investment objectives of each Subaccount, and following the Restructuring its corresponding Fund, is to attempt to track its respective benchmark. Even though the investment objectives will remain unchanged, the Board of Mangers believes that classifying the Subaccounts as non-diversified is more appropriate since the Subaccounts will always follow their underlying benchmark which may at times be non-diversified. This is not, for all intents and purposes, a change in investment objective or policies for any Subaccount.

CONSIDERATIONS OF THE BOARD OF MANAGERS OF THE SEPARATE ACCOUNT

     The Board of Managers reviewed the proposed elimination of the fundamental investment policy from the Diversified Subaccounts in their consideration of the Restructuring (Proposal 1). The Board of Managers believe that this additional investment flexibility would help these Subaccounts meet their investment objectives. Nonetheless, to the extent that a Diversified Subaccount would invest a significant portion of its assets in a limited number of issuers, that Subaccount would be more susceptible to a single adverse economic event.

     The Board of Managers recommend that Contract Owners participating in the Diversified Subaccounts approve the elimination of the fundamental investment policy that restricts the Diversified Subaccounts' ability to invest in a limited number of issuers. If Proposal 2 is not approved by Contract Owners of any Diversified Subaccount, such Subaccount (and following the Restructuring its respective Fund) will continue to operate with the same fundamental investment policy, until such time that the Board of Managers may consider calling a meeting of Contract Owners to reconsider the Proposal.

THE BOARD OF MANAGERS RECOMMENDS THAT:

     THE CONTRACT OWNERS PARTICIPATING IN THE DIVERSIFIED SUBACCOUNTS VOTE FOR THE PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICY.

GENERAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND OTHER MATTERS

SUBACCOUNT TRANSACTIONS. For the Separate Account's fiscal year ended December 31, 1997, the Subaccounts paid the following amounts in brokerage commissions:

                                 Total       Amount Paid to       % Paid to
                               Brokerage       Affiliated         Affiliated
Subaccount                    Commissions        Broker             Broker
----------                    -----------        ------             ------
Nova Subaccount                 $6,295            $0                  0%
Ursa Subaccount                 $6,504            $0                  0%
OTC Subaccount                  $1,024            $0                  0%
Precious Metals Subaccount     $19,733            $0                  0%
U.S. Government
     Bond Subaccount              $228            $0                  0%
Juno Subaccount                 $1,430            $0                  0%
Money Market Subaccount             $0            $0                  0%

5% OWNERS.   As of August 28, 1998, the following persons were the only persons who were, to the knowledge of the Separate Account, beneficial owners of 5% or more of the total interest in the Subaccounts:


                         NAME AND ADDRESS                          PERCENTAGE OF
SUBACCOUNT               OF BENEFICIAL OWNER      DOLLAR VALUE     SUBACCOUNT
----------               -------------------      ------------     ----------
Nova Subaccount
Ursa Subaccount
OTC Subaccount
Precious Metals Subaccount
U.S. Government
  Bond Subaccount
Juno Subaccount
Money Market Subaccount

The Separate Account's Board of Managers and officers beneficially own less than 1% of the total interest in the Separate Account.

REQUIRED VOTE. For Proposal 1, pursuant to the Rydex Advisor Variable Annuity Account Rules and Regulations, the presence at the Meeting, in person or by proxy, of Contract Owners holding one-quarter of the votes entitled to be cast at the Meeting shall constitute a quorum. The approval of Proposal 1 requires those Contract Owners present at the Meeting voting a majority of the votes, in the aggregate, of all seven Subaccounts.

     For Proposal 2, pursuant to the 1940 Act, the presence at the Meeting, in person or by proxy, of Contract Owners participating in the Diversified Subaccounts holding one-half of the votes entitled to be cast at the Meeting shall constitute a quorum. The approval of Proposal 2 requires the separate vote of a majority of the votes entitled to be cast for each Diversified Subaccount. "A majority of the votes entitled to be cast" by the Contract Owners means: (a) sixty-seven percent (67%) or more of the votes present at the Meeting if the holders of Contracts entitled to more than fifty percent (50%) of the outstanding votes are present or represented by proxy; or (b) more than fifty percent (50%) of the outstanding votes of the Separate Account, whichever is less.

     Abstentions will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. However, because abstentions will be counted as votes present at the Meeting, they will have the effect of counting against the Proposals.

ADJOURNMENT. If a quorum is not present, Contract Owners present in person or by proxy and entitled to vote at the Meeting, or, if no such Contract Owners are present, any person entitled to preside at or act as Secretary of the Meeting, may adjourn the Meeting. At the adjourned Meeting, if a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally called. Except as otherwise provided by law, no notice need be given of the adjourned Meeting other than by announcement at the Meeting at which the adjournment is taken, unless after the adjournment is taken the Board fixes a new record date for the adjourned Meeting.

CONTRACT OWNER PROPOSALS.   The Separate Account does not hold annual Contract
Owner Meetings. Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Separate Account c/o PADCO Financial Services, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland, 20852.

REPORTS TO CONTRACT OWNERS.   The Separate Account will furnish, without charge,
a copy of the most recent Annual Report to Contract Owners of the Separate Account and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Separate Account at 6116 Executive Boulevard, Suite 400, Rockville, Maryland, 20852, or by calling 1-888-667-4936.

OTHER MATTERS.   The Board of Managers know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                             ----------------------------


     CONTRACT OWNERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                             FORM OF AGREEMENT AND PLAN
                                   OF RESTRUCTURING


     AGREEMENT AND PLAN OF RESTRUCTURING dated as of _________________, 1998 (the "Agreement"),among GREAT AMERICAN RESERVE INSURANCE COMPANY ("Great American Reserve"), a Texas corporation, RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT (the "Separate Account"), a separate account of Great American Reserve, and RYDEX VARIABLE TRUST, a Delaware business trust (the "Trust").

     WHEREAS, the Separate Account is a segregated asset account of Great American Reserve under the insurance code of the State of Texas, and the Separate Account is divided into subaccounts known as The Nova Subaccount, The Ursa Subaccount, The OTC Subaccount, The Precious Metals Subaccount, The U.S. Government Subaccount, The Juno Subaccount and The Money Market Subaccount (the "Subaccounts");

     WHEREAS, the Trust is a business trust under Delaware law and is authorized to issue separate series of beneficial interests ("Shares") in investment funds known as the Nova Fund, Ursa Fund, OTC Fund, Precious Metals Fund, U.S. Government Bond Fund, Juno Fund, and U.S. Government Money Market Fund (the "Funds");

     WHEREAS, the parties desire to restructure the Separate Account by providing that Great American Reserve and the Separate Account will transfer the assets and certain liabilities of each of the Subaccounts to corresponding Funds of the Trust in exchange for issuance of Shares of the Funds to the corresponding Subaccounts.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, Great American Reserve and the Separate Account agree to the transfer of all of the assets of The Nova, Ursa, OTC, Precious Metals, U.S. Government , Juno and Money Market Subaccounts to the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, Juno, and U.S. Government Money Market Funds, respectively, solely in exchange for issuance by the Trust of Shares of the Funds to the corresponding Subaccounts and for the assumption by each of the Funds of all or substantially all of the liabilities of the corresponding Subaccounts, on the terms and conditions hereinafter set forth:

     1. PLAN OF RESTRUCTURING. At the Effective Time (as defined in Section 8 of this Agreement), Great American Reserve and the Separate Account will assign, deliver and otherwise transfer all of the assets of each of the Subaccounts, and good and marketable title thereto, to the corresponding Funds free and clear of all liens, encumbrances and adverse claims, except as provided in this Agreement, in exchange for a number of Shares of each corresponding Fund (both full and fractional) equivalent in value to the accumulation units of each Subaccount, outstanding immediately prior to the Effective Time and the assumption by the corresponding Funds of all or substantially all of the liabilities of each of the Subaccounts, as set forth in a statement of assets and responsibilities for the Subaccounts ("Statement of Assets and Liabilities"), to be prepared as of the Effective Time. The assets and liabilities of the Subaccounts, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Funds. All debts, liabilities, obligations and duties of the Subaccounts, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Funds and may be enforced against the Funds to the same extent as if the same had been incurred by the corresponding Funds.

     2. TRANSFER OF ASSETS. The assets of the Subaccounts to be acquired by the corresponding Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the investments of the Subaccounts and other property owned by the Subaccounts at the Effective Time.

     3. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust, on behalf of the Funds, represents and warrant to the Great American Reserve and the Separate Account as follows:

     (a) ORGANIZATION, EXISTENCE, ETC. The Trust is a business trust duly organized and validly existing under the laws of the State of Delaware, has authorized capital consisting of an unlimited number of units of beneficial interest with no par value and is authorized to issue separate series of Shares.

     (b) REGISTRATION AS INVESTMENT COMPANY. The Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to engage in business as a registered investment company under applicable laws and regulations.

     (c) FINANCIAL STATEMENTS. The unaudited financial statements, if any, of the Trust relating to the Funds dated as of _________, 1998 (the "Trust Financial Statements"), which will, if available, be delivered to Great American Reserve and the Separate Account as of the Effective Time, will fairly present the financial position of the Funds as of the date thereof.

     (d) SHARES TO BE ISSUED UPON RESTRUCTURING. The Shares of the Funds to be issued in connection with the Restructuring have been duly authorized and upon consummation of the Restructuring will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Shares of the Funds or any other securities issued by the Funds.

     (e) AUTHORITY. The Trust, on behalf of the Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Board of Trustees of the Trust, and no other proceedings by the Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Trust is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (f) LIABILITIES. There are no liabilities of the Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of the Trust's Financial Statements and up to the Effective Time or otherwise previously disclosed to Great American Reserve and the Separate Account, none of which has been materially adverse to the business, assets or results of operations of the Funds. To the knowledge of the Trust, the Trust's Registration Statement for registration of Shares of the Fund with the U.S. Securities and Exchange Commission (the "SEC"), which is on file with the SEC, does not contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (g)   LITIGATION.  Except as previously disclosed to Great American
     Reserve and the Separate Account, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Trust, threatened which would materially adversely affect the Trust or the Funds or their assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h) CONTRACTS. Except for contracts and agreements disclosed to Great American Reserve and the Separate Account, under which no default exists, the Trust and the Funds are not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (i) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Funds required by law to have been filed will have been filed, and all other taxes will have been paid so far as due, or provision will have been made for the payment thereof, and to the best of the Trust's knowledge, no such income tax return is currently under audit and no assessment has been asserted with respect to any of such returns.

     4. REPRESENTATIONS AND WARRANTIES OF GREAT AMERICAN RESERVE AND THE SEPARATE ACCOUNT. Great American Reserve and the Separate Account represent and warrant to the Funds as follows:

     (a) ORGANIZATION, EXISTENCE, ETC. The Separate Account was established by Great American Reserve as a separate account pursuant to the insurance code of the State of Texas, and is a separate account under the provisions of the insurance code.

     (b) FINANCIAL STATEMENTS. The audited financial statements of the Subaccounts for the fiscal year ended __________, 1998, and the unaudited financial statements of the Subaccounts dated as of __________, 1998 (the "Subaccount's Financial Statements"), as delivered to the Trust, fairly present the financial position of the Subaccounts as of the dates thereof, and the results of their operations and changes in its net assets for the periods indicated.

     (c) MARKETABLE TITLE TO ASSETS. Each of the Subaccounts will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver the assets to be transferred to the Trust on behalf of Funds. Upon delivery and payment for such assets, the Trust, on behalf of each of the Funds, will have good and marketable title to such assets without restriction on the transfer thereof, free and clear of all liens, encumbrances and adverse claims.

     (d) AUTHORITY. Great American Reserve and the Separate Account have the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Great American Reserve and the Board of Managers of the Separate Account ("Board of Managers") and, except for approval by variable annuity contract owners participating in the Subaccounts, no other proceedings by Great American Reserve and the Separate Accounts, are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Great American Reserve and the Separate Account are not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (e) LIABILITIES. There are no liabilities of the Subaccounts, whether or not determined or determinable, other than liabilities disclosed or provided for in the Subaccounts' Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of the Subaccount's Financial Statement _____________, 1998, or otherwise previously disclosed to the Trust, none of which has been materially adverse to the business, assets or results of operations of the Subaccounts. To the knowledge of Great American Reserve and the Board of Managers, the Separate Account's Registration Statement, for registration of variable annuity contracts with the SEC, which is on file with the SEC, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (f) LITIGATION. Except as previously disclosed to the Trust, there are no claims, actions, suits or proceedings pending or, to the knowledge of Great American Reserve or the Board of Managers, threatened which would materially adversely affect the Subaccounts or their assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (g) CONTRACTS. Except for contracts and agreements disclosed to the Trust, under which no default exists, Great American Reserve, the Separate Account and each of the Subaccounts, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (h) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Subaccounts required by law to have been filed will have been filed, and all other taxes will have been paid so far as due, or provision will have been made for the payment thereof, and to the best of Great American Reserve's and the Separate Account's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     5.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST.

     (a) All representations and warranties of the Great American Reserve and of the Separate Account contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Trust, on behalf of the Funds, shall have received an opinion of counsel for Great American Reserve and the Separate Account, dated as of the Effective Time, addressed to, and in form and substance satisfactory to, counsel for the Trust, to the effect that: (i) Great American Reserve is a corporation duly organized and validly existing under the laws of the State of Texas; (ii) the Separate Account and Subaccounts are duly organized and validly existing under the insurance code of the State of Texas; (iii) the Separate Account is an insurance separate account registered under the 1940 Act; (iv) this Agreement and the Restructuring provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Great American Reserve and the Board of Managers of the Separate Account, and this Agreement has been duly executed and delivered by Great American Reserve and the Separate Account on behalf of the Subaccounts and is a valid and binding obligation of Great American Reserve, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (v) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for Great American Reserve and the Separate Account to enter into this Agreement on behalf of the Subaccounts or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Subaccounts; and (vi) upon consummation of this Agreement, the Trust, on behalf of the Funds will have acquired all of the Subaccounts' assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

     (c) Great American Reserve, on behalf of the Separate Account and the Subaccounts will have delivered to the Trust at the Effective Time the Subaccounts' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of Great American Reserve as to the aggregate asset value of the Subaccounts' portfolio securities.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF GREAT AMERICAN RESERVE AND THE SEPARATE ACCOUNT.

     (a) All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) Great American Reserve, on behalf of the Separate Account and the Subaccounts, will have received an opinion of counsel for the Trust, dated as of the Effective Time, addressed to, and in form and substance satisfactory to, counsel for the Great American Reserve, to the effect that: (i) the Trust is duly organized under the laws of the State of Delaware and each of the series of beneficial interests in each of the Funds is validly existing; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Restructuring provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the Trust, and this Agreement has been duly executed and delivered by the Trust and is a valid and binding obligation of the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
     (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the Trust to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Funds; and (v) the Shares of the Fund to be issued in the Restructuring have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

     7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GREAT AMERICAN RESERVE, THE SEPARATE ACCOUNT AND THE TRUST. The obligations of Great American Reserve, the Separate Account and the Trust to effectuate this Agreement are subject to the satisfaction of each of the following conditions:

     (a) Such authority from the SEC, state insurance departments and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) With respect to the Subaccounts, Great American Reserve and the Separate Account will call a meeting of variable annuity contract owners who participate in the Separate Account to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain variable annuity contract owner approval of this Agreement and the transactions contemplated herein, including the Restructuring if the Restructuring is consummated. Great American Reserve and the Separate Account have prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting, provided that the Trust has furnished or will furnish a current, effective Prospectus relating to the Funds Shares for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the Funds as is reasonably necessary for the preparation of the Proxy Materials.

     (c) The Registration Statement on Form N-1A of the Trust will be effective under the Securities Act of 1933 (the "1933 Act") and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     (d) Great American Reserve, the Separate Account and the Trust will have received on or before the Effective Time an opinion of counsel satisfactory to them, substantially to the effect that for federal income tax purposes:

           (1) No gain or loss will be recognized to Great American Reserve or the Subaccounts upon the transfer of its assets in exchange solely for the Funds Shares and the assumption by the Funds of the Subaccounts' stated liabilities;

           (2) No gain or loss will be recognized to the Funds on its receipt of the Subaccounts' assets in exchange for the Funds Shares and the assumption by the Trust on behalf of each Fund of the corresponding Subaccount's liabilities;

           (3) The basis of Subaccount's assets in the corresponding Fund's hands will be the same as the basis of those assets in the Subaccount's hands immediately before the conversion; and

           (4) The Funds' holding period for the assets transferred to the Funds by Great American Reserve and the Separate Account, on behalf of the Subaccounts, will include the holding period of those assets in the corresponding Subaccount's hands immediately before the conversion.

     (e) A vote approving this Agreement and the Restructuring contemplated hereby will have been approved by variable annuity contract owners who participate in the Subaccounts, holding at least a majority in interest in the Subaccounts, at a special meeting called for that purpose.

     (f) The Board of Trustees of the Trust, at a meeting duly called for such purpose, shall have authorized the issuance of Shares in each Fund at the Effective Time in exchange for the assets of the corresponding Subaccounts pursuant to the terms and provisions of this Agreement.

     8. EFFECTIVE TIME OF THE RESTRUCTURING. The exchange of the Subaccounts's assets for Funds Shares shall be effective as of close of business on _______________, 1998, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     9. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Managers or by a resolution of the Board of Trustees of the Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the respective Boards, make proceeding with the Agreement inadvisable.

     10. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of variable annuity contract owners participating in the Subaccounts called in accordance with Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Funds Shares to be issued to the Subaccounts under this Agreement to the detriment of variable annuity contract owners who participate in the Subaccounts without their further approval.

     11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

     12. NOTICES. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

If to Great American Reserve and the Separate Account:

Albert P. Viragh
PADCO Financial Services, Inc.
6116 Executive Blvd.
Suite 400
Rockville, MD 20852
with a copy to:

John H. Grady, Jr., Esq.
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA 19103-6993

If to the Trust:

Albert P. Viragh
PADCO Financial Services, Inc.
6116 Executive Blvd.
Suite 400
Rockville, MD 20852

with a copy to:

John H. Grady, Jr., Esq.
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA 19103-6993


     13.   FEES AND EXPENSES.

     (a) Great American Reserve, the Separate Account and the Trust represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the Subaccounts and the Funds will be borne by PADCO Financial Services, Inc. pursuant to a separate agreement. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934; (iii) postage; (iv) printing; (v) accounting fees; (vi) legal fees; and (vii) solicitation costs of the transaction. Notwithstanding the foregoing, the Trust shall pay its own federal and state registration fees.

     14.   HEADINGS, COUNTERPARTS, ASSIGNMENT.

     (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     15. ENTIRE AGREEMENT. Great American Reserve, the Separate Account and the Trust agree that they have made no representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     16. FURTHER ASSURANCES. Great American Reserve, the Separate Account and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     17.   BINDING NATURE OF AGREEMENT.  As provided in the Declaration of
Trust of the Trust on file with the Secretary of State of the State of Delaware and in the By-Laws of Great American Reserve, and pursuant to the certain responsibilities and powers conferred upon the Board of Managers by Great American Reserve, this Agreement was executed by the undersigned officers of Great American Reserve, the Separate Account and the Trust, on behalf of each of the Funds and the Subaccounts, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers, nor are they binding upon Great American Reserve's or the Separate Account's other officers or the Trust's other Trustees, individually, but are binding only upon the assets and property of the Subaccounts and the Trust. Moreover, no Fund of the Trust shall be liable for the obligations of any other Fund of the Trust.

Attest:                            GREAT AMERICAN RESERVE INSURANCE COMPANY


                                   By:
-------------------------             ------------------------------------------


Attest: RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT on behalf of its series, The Nova Subaccount, The Ursa Subaccount, The OTC Subaccount, The Precious Metals Subaccount, The U.S. Government Bond Subaccount, The Juno Subaccount, and The Money Market Subaccount.


                                   By:
-------------------------             ------------------------------------------



Attest: RYDEX VARIABLE TRUST, on behalf of its series, the Nova Fund, Ursa Fund, OTC Fund, Precious Metals Fund, U.S. Government Bond Fund, Juno Fund, and U.S. Government Money Market Fund.


                                   By:
-------------------------             ------------------------------------------

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                        OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                         11825 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                    PROXY SOLICITED BY THE BOARD OF MANAGERS
                    ----------------------------------------

By my signature below, I appoint Albert P. Viragh, Jr. and Carl G. Verboncoeur, individually and together, with full power of substitution, my proxy to vote the number of votes and fractions of votes equal to the number of dollars and fractions of dollars credited to me as of the record date of August 28, 1998, at the Special Meeting (the "Meeting") of variable annuity contract owners to be held on Monday, October 26, 1998 at 9:00 A.M. Eastern Time at the offices of PADCO Financial Services, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and at any adjournments of the meeting. I instruct Messrs. Viragh and Verboncoeur to vote on my behalf as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Notice of Special Meeting and Proxy Statement that accompanied this form of Proxy.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Managers recommend a vote FOR the Proposals.

                                          PLEASE SIGN, DATE AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

 [Identifying Number]
                                  Date
                                      ---------------------------

                                  NOTE:    Please  sign  exactly  as your name
                                  appears  on this proxy.  For joint accounts,
                                  each joint owner must sign.  When signing in
                                  a  fiduciary  capacity,  such  as  executor,
 [NAME AND ADDRESS]               administrator,  trustee, attorney, guardian,
                                  etc.,  please  so  indicate.   Corporate and
                                  partnership proxies should be signed by an authorized person indicating the person's title.

                                  --------------------------------------------


                                  --------------------------------------------
                                                    Signature




                              CONTINUED ON REVERSE SIDE

                             [RESERVE SIDE OF PROXY FORM]

THE FOLLOWING PROPOSAL SHOULD BE VOTED ON BY ALL CONTRACT OWNERS:

PROPOSAL 1: APPROVE THE PROPOSED AGREEMENT AND PLAN OF RESTRUCTURING AMONG GREAT AMERICAN RESERVE, THE SEPARATE ACCOUNT AND RYDEX VARIABLE TRUST.

( /X/   Please mark your choices like this on the Proposal )


                             FOR             AGAINST             ABSTAIN
                             ---             -------             -------

                             /  /             /  /                /  /



THE FOLLOWING PROPOSAL SHOULD BE VOTED ON ONLY BY THOSE CONTRACT OWNERS PARTICIPATING IN THE NOVA SUBACCOUNT, URSA SUBACCOUNT, OTC SUBACCOUNT, U.S. GOVERNMENT BOND SUBACCOUNT, AND JUNO SUBACCOUNT:

PROPOSAL 2: APPROVE THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO THE NOVA SUBACCOUNT, URSA SUBACCOUNT, OTC SUBACCOUNT, U.S. GOVERNMENT BOND SUBACCOUNT, AND JUNO SUBACCOUNT.

( /X/   Please mark your choices like this on the Proposal ONLY for the
Subaccount(s) in which you participate)

Nova Subaccount              FOR             AGAINST             ABSTAIN
                             ---             -------             -------

                             /  /             /  /                /  /


Ursa Subaccount              FOR             AGAINST             ABSTAIN
                             ---             -------             -------

                             /  /             /  /                /  /


OTC Subaccount               FOR             AGAINST             ABSTAIN
                             ---             -------             -------

                             /  /             /  /                /  /


U.S. Government Bond         FOR             AGAINST             ABSTAIN
Subaccount                   ---             -------             -------

                             /  /             /  /                /  /


Juno Subaccount              FOR             AGAINST             ABSTAIN
                             ---             -------             -------

                             /  /             /  /                /  /


                          PLEASE SIGN ON THE REVERSE SIDE